Exhibit 10.26

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective upon payment in the amount of $25,000.00 dated January 26, 2016

BETWEEN: Neville Hogan, an individual (the “lender”), residential address 12 Webster Circle, Sudbury, MA 01776 SSN ###-##-####.

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of Twenty Five Thousand dollars ($25,000.00) together with interest of 12% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable upon demand of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Neville Hogan	/s/ Jules Fried

Authorized Signature	Authorized Signature

Neville Hogan	Jules Fried, CEO

DEMAND NOTE

This Demand Note Payable on Demand (the “Note”) is made and effective upon transfer from account number 3777877238 in the amount of $25,000.00 dated January 25, 2013

BETWEEN: Neville Hogan, an individual (the “lender”), residential address 12 Webster Circle, Sudbury, MA 01776 SSN ###-##-####.

AND:	Interactive Motion Technologies Inc. (the “borrower”), a corporation organized and existing under the laws of the state of Massachusetts, with its head office located at: 80 Coolidge Hill Road, Watertown, MA 02472

FOR VALUE RECEIVED, the undersigned Borrower jointly and severally promise to pay to the order of Lender, the sum of twenty one thousand five hundred dollars, $25,000.00 together with interest of 12% on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of Lender thereof.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, Borrower agrees to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee’s state. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

IN WITNESS WHEREOF, the undersigned has caused this Demand Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Neville Hogan	/s/ Deborah Campbell

Authorized Signature	Authorized Signature

Neville Hogan	Deborah Campbell, Business Director
Print Name and Title	Print Name and Title